United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) held on April 27, 2022, shareholders voted on the following matters:
(1)To elect eleven Director nominees to serve on the Board of Directors of Cullen/Frost for a one-year term that will expire at the 2023 Annual Meeting of Shareholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carlos Alvarez	54,540,015	497,619	602,389	4,563,228
Chris M. Avery	54,649,330	933,616	57,077	4,563,228
Anthony R. Chase	52,747,837	2,813,956	78,230	4,563,228
Cynthia J. Comparin	55,424,774	149,395	65,854	4,563,228
Samuel G. Dawson	54,027,754	1,009,768	602,501	4,563,228
Crawford H. Edwards	54,532,824	503,204	603,995	4,563,228
Patrick B. Frost	54,566,138	437,444	636,441	4,563,228
Phillip D. Green	53,718,458	1,869,717	51,848	4,563,228
David J. Haemisegger	54,364,979	653,345	621,699	4,563,228
Charles W. Matthews	52,453,006	2,586,313	600,704	4,563,228
Linda B. Rutherford	55,493,544	41,840	104,639	4,563,228

(2)To ratify the selection of Ernst & Young LLP to act as independent auditors of Cullen/Frost for the fiscal year that began January 1, 2022. Final voting results were as follows:

Votes For	58,723,634
Votes Against	1,159,683
Abstentions	319,934

(3)To provide nonbinding approval of executive compensation. Final voting results were as follows:

Votes For	54,760,201
Votes Against	527,978
Abstentions	351,844
Broker Non-Votes	4,563,228

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	April 27, 2022